EXHIBIT 10.1




                              EMPLOYEE RESTRICTED STOCK

                                  PURCHASE AGREEMENT


               Agreement, made  this 2nd day  of March, 1995,  between LADD

          Furniture, Inc., a North Carolina corporation (the "Company"), and Richard R. Allen (the "Employee").


               For   valuable   consideration,    receipt   of   which   is

          acknowledged, the parties agree as follows:


               1. Purchase of Shares. The Employee subscribes for and, upon acceptance, shall purchase, subject to the terms and conditions set forth in this Agreement, 12,784 shares (the "Shares") of common stock ("common stock"), $.10 par value, of the Company at a purchase price of $.10 per share. The aggregate purchase price of the Shares shall be paid by the Employee by check, payable to the order of the Company, or such other method as may be acceptable to the Company. Upon the Company's receipt of payment for the Shares, the Company shall issue to the Employee one or more certificates in the name of the Employee for that number of Shares purchased by the Employee. The Employee agrees that the Shares shall be subject to the Re purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.


               2.   Re purchase Option.


                    (a) If the Employee ceases to be employed by the Company for any reason other than death or disability or ceases to be employed by the Company in an appropriate executive capacity (as determined by the Company in its sole discretion), prior to March 1, 2000, the Company shall have the right and option (the "Re purchase Option") to purchase any or all of the Shares from the Employee at the same price as the Employee paid for the Shares.



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                    (b)  For  purposes of  this Agreement,  employment with
          the Company shall include employment with a parent or subsidiary of the Company.


               3.   Exercise of Re purchase Option and Closing.


                    (a) The Company may exercise the Re purchase Option by delivering or mailing to the Employee in accordance with Section 14, written notice of exercise within 60 days after the termination of the employment of the Employee with the Company or the date upon which the Employee ceases to be employed in an appropriate executive capacity (as determined by the Company in its sole discretion). This notice shall specify the number of Shares to be purchased. If and to the extent the Re purchase Option is not exercised within the 60 day period, the Re purchase Option shall automatically expire, effective upon the expiration of the 60 day period.


                    (b) Within 10 days after his receipt of the Company's notice of the exercise of the Re purchase Option pursuant to Subsection 3(a), the Employee shall tender to the Company at its principal offices the certificate or certificates representing the Shares that the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached, all in form suitable for the transfer of the Shares of the Company. Upon its receipt of these Shares, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price.


                    (c) After the time when any Shares are required to be delivered to the Company for transfer to it pursuant to Subsection 3(b), the Company shall not pay any dividend to the Employee on account of those Shares, or permit the employee to exercise any of the privileges or rights of a stockholder with respect to those shares, but shall, insofar as permitted by law, treat the Company as the owner of the Shares.


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                    (d)  The Option Price may be payable, at the discretion
          of the company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company, or in cash (by check), or both.


               4.   Restrictions on Transfer:


                    (a) Except as otherwise provided in Subsection 4(b), the Employee shall not, during the term of the Re purchase Option, sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless the Shares are no longer subject to the Re purchase Option.


                    (b) Notwithstanding the foregoing, the Employee may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that those Shares shall remain subject to this Agreement, including without limitation the restrictions on transfer set forth in this Section 4 and the Re purchase Option, and the permitted transferee shall, as a condition to the transfer, deliver to the Company a written instruction confirming that the transferee shall be bound by all of the terms and conditions of this Agreement.


               5. Effect of Prohibited Transfer. The Company shall not be required:


                    (a) To transfer on its books any of the Shares that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or


                    (b) To treat as owner of those Shares or to pay dividend to any transferee to whom any of those Shares shall have been sold or transferred.


               6. Restricted Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

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                    The  shares  of  stock  represented  by  this
                    certificate are subject to restrictions on transfer and an option to purchase set forth in a Stock Restriction Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest). This Agreement is available for inspection without charge at the office of the Secretary of the corporation.

               7.   Investment Representations.   The Employee  represents,
          warrants, and covenants as follows:


                    (a) The Employee is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.


                    (b) He has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.


                    (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to that purchase.


                    (d) He can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding the Shares for an indefinite period.


                    (e)  He understands that:

                         (i)  The Shares have not been registered
                    under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;

                         (ii) The   Shares    cannot   be   sold,
                    transferred, or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;

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                         (iii) In any  event, the exemption  from
                    registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and

                         (iv) The  Company  has no  obligation or
                    current intention to register the Shares under the Securities Act.


                    (f) A legend substantially in the following form will be placed on the certificate representing the
          Shares:


                    The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under the Act or an opinion of counsel satisfactory to the corporation to the effect that registration is not required.

               8. Adjustments. If from time to time during the term of the Re purchase Option there is any stock split, stock dividend, stock distribution, or other reclassification of the Common Stock of the Company, or any merger, consolidation, or sale of substantially all of the assets of the Company, any and all new, substituted, or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be subject immediately to: The Re purchase Option (and be included as "Shares"), the restrictions on transfer, and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be adjusted appropriately.


               9.   Withholding Taxes.


                    (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local

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          taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.


                    (b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1954, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of that election an additional payment for withholding tax purposes based on the difference, if any between the purchase price for the Shares and the fair market value of the Shares as of the day immediately preceding the date of the purchase of the Shares by the Employee.


               10. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.


               11. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.


               12. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors, and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.


               13.  No  Rights to  Employment.   Nothing contained  in this
          Agreement shall be construed as giving the Employee any right to be retained, in any position, as an employee of the Company.


               14. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the

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          address shown beneath his or its respective signature to this
          Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this
          Section 14.


               15. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms. The singular form of nouns and pronouns shall included the plural, and the plural form of nouns and pronouns shall include the singular.


               16. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.


               17.  Amendment.   This Agreement may be  amended or modified
          only by a written instrument executed by both the Company and the Employee.


               18.  Governing  Law.   This  Agreement  shall be  construed,
          interpreted, and enforced  in accordance with  the laws of  North
          Carolina.

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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                   COMPANY
                                   LADD FURNITURE, INC.


                                   By:____________________________________
                                   Chairman and Chief Executive Officer

                                   Address:  P. O. Box HP-3
                                             High Point, NC 27261

                                   EMPLOYEE

                                   _______________________________________

                                   Address:________________________________

                                              ________________________________

                                   Social Sec. No.___________________________




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